SECURITY AGREEMENT


                 Securing a $450,000 - One Year Convertible Note


         THIS SECURITY AGREEMENT ("Agreement") is made effective as of the 16th day of October, 2000, by and between Accesspoint Corporation, a Nevada corporation ("Accesspoint"), Processing Source International, Inc., a California corporation ("PSI"), and RoyCap Inc., a Canadian corporation ("Secured Party"). Accesspoint and PSI are sometimes herein referred to individually and/or collectively as "Debtor." Debtor and Secured Party are sometimes herein referred to individually as a "party" and collectively as the "parties."

         WHEREAS, Secured Party desires to lend to Accesspoint the principal sum of $450,000.00 evidenced by, and in exchange for, a convertible note issued by Accesspoint in the principal amount of $450,000.00 bearing interest at the rate of eight percent (8%) per annum, all due and payable in one (1) year ("Note");

         WHEREAS, the parties desire to secure the Note in part against a reserve account ("Reserve Account") required to be established and maintained by PSI pursuant to a certain Merchant Program Processing Agreement ("Processing Agreement") by and between PSI on the one hand, and Chase Merchant Services, L.L.C., and The Chase Manhattan Bank on the other hand (collectively "Chase");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

1.   GRANT OF SECURITY INTEREST.

         1.1 Debtor hereby grants to Secured Party, subject to any prior or superior security interest or other interest of Chase or other party pursuant to the Processing Agreement, a security interest in the Reserve Account, all funds deposited therein, and any and all additions and accessions thereto, substitutions therefore, and proceeds thereof, up to, but not exceeding, the total sum of USD$250,000.00 (collectively, the "Collateral"), as collateral security for the satisfaction and the prompt and full performance of all of Debtor's obligations under the Note, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon).

         1.2 The parties acknowledge that the security interest in favor of Secured Party contemplated herein shall be a lien or encumbrance junior in priority to any lien or encumbrance arising by reason of the Processing
Agreement and is expressly made subject to the provisions of the Processing Agreement. Nothing in this Agreement shall

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defeat, impair or prejudice the lien, encumbrance or interest of Chase in and to the Reserve Account pursuant to the terms of the Processing Agreement or any other related document or instrument.

         1.3 Debtor shall execute and deliver to Secured Party for filing, at Debtor's cost and expense, a financing statement on Form UCC-1 covering the Collateral. Debtor shall execute such financing statements and shall take whatever other actions may be reasonably requested by Secured Party to perfect and continue Secured Party's security interest in the Collateral.

         1.4 A true and correct copy of this Agreement shall be attached to the Note as an exhibit and the terms of the Note shall be incorporated into this Agreement by this reference.

2. DEFAULT. Any of the following events shall constitute an event of default hereunder:

         2.1 The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed.

         2.2 This Agreement, or any of the instruments created hereunder, ceases to be in full force and effect (including the failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         2.3 The filing by or against Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law which remains undismissed or otherwise unstayed for a period of sixty (60) days.

         2.4 The making by Debtor of any general assignment for the benefit of creditors.

         2.5  The  filing  of a  voluntary  or  involuntary  application  for or
appointment  of  a  receiver  with  regard  to  Debtor,   which  filing  remains
undismissed or otherwise unstayed for a period of sixty (60) days.

         2.6 The occurrence of any such petition, filing or application naming Debtor which then results in entry of an order for relief and any such adjudication or appointment remains undischarged, undismissed or unstayed for a period of sixty (60) days.

         2.7      The liquidation of Debtor.

         2.8      The dissolution of Debtor.

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         2.9      The substantial cessation of business by Debtor for a material amount of time.


3.   INSPECTION  OF  RECORDS.   Secured   Party  shall  have,   subject  to  any
confidentiality or non-disclosure provisions contained in the Processing Agreement or any other agreement between Debtor and Chase, the right, upon reasonable prior notice, to inspect all financial books, records and reports of Debtor regarding the Collateral at Debtor's premises or wherever the same may be maintained during normal business hours.

4.       REMEDIES UPON DEFAULT.

         4.1 Subject to the terms of the Processing Agreement, upon the occurrence of an event of default, in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically herein provided (and, to the extent necessary, hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact for such purposes) to require Debtor to assemble any and all of the deposit or account documents pertaining to the Collateral and make the same available to Secured Party at the premises wherein the same is located and execute such drafts, assignments, documents or instruments as may be reasonably required by Secured Party to access and apply the funds in the Reserve Account as set forth herein.

         4.2 In the event of any such default, the Collateral shall, subject to the terms of the Processing Agreement, be applied to pay, satisfy and discharge the obligations of Debtor to Secured Party under the Note which are then due and payable pursuant to the terms of the Note. If all of the Note obligations secured by this Agreement are then discharged and satisfied, Secured Party shall pay the surplus, if any, to Debtor.

5. COVENANTS AND REPRESENTATIONS OF DEBTOR.Debtor hereby makes the follow-ing covenants and representations for the benefit of Secured Party, subject only the Processing Agreement:

         5.1 Debtor is contractually obligated pursuant to the terms of the Processing Agreement to establish the Reserve Account. Debtor is further contractually obligated pursuant to the terms of the Processing Agreement to replenish the amount of funds held in the Reserve Account if such funds fall below certain amounts.

         5.2 The Processing Agreement expressly grants to Chase a lien and security interest in and to any funds in the Reserve Account. The Processing Agreement allows Chase to set off, recoup and appropriate funds in the Reserve Account, without notice to Debtor, in order to cover chargebacks, adjustments, fees and other charges which

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are owed by Debtor (or merchants) to Chase under the Processing Agreement or any other any other agreement between Debtor and Chase. There is no other agreement or obligation owed by Debtor to Chase.

         5.3 Nothing in the Processing Agreement purports to prevent Debtor from granting the security interest granted to Secured Party hereunder. Nothing in the Processing Agreement purports to prevent Secured Party from exercising Secured Party's rights and remedies under this Agreement.

         5.4 Nothing in the Processing Agreement purports to provide Chase with the right to access the Reserve Account solely because of the creation or grant of the security interest set forth in this agreement.

         5.5 Debtor shall at all times maintain the Collateral in accordance with the Processing Agreement and consistent with good business practice and will pay any and all taxes thereon or applicable thereto prior to delinquency.

         5.6 Debtor shall not remove the Collateral from any location or depository without the prior written consent of Secured Party.

         5.7 Debtor shall promptly notify Secured Party upon the termination of the Processing Agreement and/or upon the termination or amendment of any provisions thereof which might relieve Debtor of the obligation to maintain the Reserve Account.

         5.8 Debtor shall not sell, transfer, assign, encumber, hypothecate or otherwise alienated any part of the Collateral, or any interest of Debtor in and to the Collateral, or any part thereof, without the prior written consent of Secured Party.

6. DEBTOR'S RIGHT TO POSSESSION. Subject to the terms of the Processing Agreement, until default, Debtor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement, provided that Debtors right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Secured Party is required by law to perfect Secured Party's security interest in such Collateral. If Secured Party at any time has possession of any Collateral, whether before or after an Event of Default, Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Secured Party takes such action for that purpose as Debtor shall request or as Secured Party, in Secured Party's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Debtor shall not of itself be deemed to be a failure to exercise reasonable care. Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties except as may be directed by Chase or its agents or representatives.

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7. NO WAIVER BY SECURED PARTY.  Any  forbearance,  failure,  or delay by Secured
Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8. EFFECTIVENESS OF AGREEMENT. This Agreement and Debtor's duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers, and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor shall have satisfied and discharged all of Debtor's obligations to Secured Party secured hereby.

9. WAIVER BY DEBTOR. All provisions of law, in equity and by statue providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive the same.

10. RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and upon the request of Debtor therefor, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.      MISCELLANEOUS.

         11.1 The provisions of this Agreement were negotiated by all of the parties hereto and this Agreement shall be deemed to have been drafted equally by all the parties hereto.

         11.2 This Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

         11.3 In the event any portion of this Agreement is held invalid, the remaining portions shall remain in full force and effect as if that invalid portion had never been a part hereof.

         11.4 In the event litigation is commenced to enforce or interpret this Agreement, or any provision hereof, the prevailing party shall be entitled to recover its

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actual attorneys' fees.

         11.5 Any and all notices, demands, requests, or other communications required or permitted by this Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party or to an officer of the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at any address provided by the party from time to time for such purposes.

         11.6 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         11.7 This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto and initialed by the parties are made a part hereof and incorporated herein by this reference.

         11.8 Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

         11.9 Each party's obligations under this Agreement are unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

         11.10 All representations, warranties and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

         11.11 If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the

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successful  or  prevailing  party or parties  shall be entitled to recover as an element of their damages reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which said prevailing party may be entitled.

         11.12    Time is the essence of this Agreement.

         11.13 Whenever the context of this Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

         11.14 As used herein, the word "days" shall refer to calendar day, including holidays, weekend, non-business days, etc. All dollar amounts set forth herein shall be expressed in U.S. dollars.

         11.15 The captions contained herein do not constitute part of this Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Agreement.

         IN WITNESS WHEREOF, this Agreement is made effective as of the date first set forth above.


                DEBTOR:

                                Accesspoint:

                                Accesspoint Corporation, a Nevada corporation



                                By:      /s/ TOM M. DJOKOVICH
                                         ------------------------------------
                                         Tom M. Djokovich,
                                         Chief Executive Officer

                 PSI:

                                Processing Source International, Inc, a
                                California corporation


                                By:      /s/ ALFRED URCUYO
                                         ------------------------------------
                                         Alfred Urcuyo,
                                         President

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                                SECURED PARTY:

                                RoyCap Inc.,
                                An Ontario, Canada corporation


                                By:      /s/ STEVE RIDER
                                         ---------------------------------
                                         Steve Rider,
                                         President


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